Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 9 to the Registration Statement (Form N-4 No. 333-145531) pertaining to Lincoln New York Account N for Variable Annuities, which is incorporated by reference into Post-Effective Amendment No. 10, and to the use therein of our reports dated (a) April 1, 2010, with respect to the consolidated financial statements of Lincoln Life & Annuity Company of New York and (b) April 7, 2010, with respect to the financial statements of Lincoln New York Account N for Variable Annuities.

                                                          /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
June 28, 2010